UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 7, 2007

Azco Mining Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
 (State or Other Jurisdiction of Incorporation)

0-20430	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

1128 Pennsylvania NE, Suite 200
Albuquerque, NM 87110
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

( ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors (the “Board”) of Azco Mining, Inc. (the “Company”) appointed John E. “Jack” Frost to the Board effective May 7, 2007.

Dr. Frost is a renowned exploration geologist with over 50 years’ experience in the mining industry including, most recently, 20 years as the principal of a management consulting firm, and prior to that, 20 years in senior management positions at Exxon Minerals International. Dr. Frost holds a B.S. degree in mining engineering, an M.S. degree in geology and a Ph.D. in geology, all from Stanford University.

The Board has not yet determined whether Dr. Frost will receive any compensation for his service as Director and, if so, the amount of compensation.

A copy of the May 8, 2007 press release regarding Dr. Frost’s appointment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press Release dated May 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AZCO MINING, INC.
(Registrant)

Date: May 8, 2007	/s/ W. Pierce Carson
W. Pierce Carson
Chief Executive Officer

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